SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of report (Date of earliest event reported)           November 4, 1999


                          Health Risk Management, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 (State of Other Jurisdiction of Incorporation)


           0-18902                                           41-1407407
    (Commission File Number)                (I.R.S. Employer Identification No.)


          10900 Hampshire Avenue S.
          Minneapolis, Minnesota                                         55438
    (Address of Principal Executive Offices)                          (Zip Code)


                                 (612) 829-3500
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 8.           Change in Fiscal Year.

                  On November 4, 1999, the Board of Directors of Health Risk Management, Inc. (the "Registrant") determined to change the Registrant's fiscal year end from June 30 to December 31. The report covering the transition period will be filed on Form 10-K.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HEALTH RISK MANAGEMENT, INC.


Date:  November 10, 1999                    By /s/ Thomas P. Clark
                                               Thomas P. Clark
                                               Senior Vice President, Finance
                                               and Chief Financial Officer